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                                                                   Exhibit 10.23


                                                                  EXECUTION COPY


                            SUBORDINATION AGREEMENT
                            -----------------------

        This SUBORDINATION AGREEMENT ("Agreement") is dated as of April 4, 1994 among General Electric Capital Corporation, as agent for itself and certain participants under the hereinafter defined Lease (the "Lessor"), Carlisle Plastics, Inc., a Delaware corporation ("Lessee"), Poly-Tech, Inc., a Minnesota corporation ("Poly-Tech"), A&E Products (Far East) Ltd., a Hong Kong corporation ("A&E"), Plasticos Bajacal S.A. de C.V., a Mexico corporation ("PB"), Rhino-X Industries, Inc., a Delaware corporation ("Rhino-X"), A&E Korea Ltd., a Delaware corporation ("A&E Korea"), American Western Corporation, a Delaware corporation ("AWC"), and AWC Transportation Corporation, a South Dakota corporation ("Transportation" and together with Poly-Tech, A&E, PB, Rhino-X, A&K Korea and AWC, the "Subsidiaries").

                                  WITNESSETH:

        WHEREAS, the Lessor has entered into that certain Equipment Lease Agreement dated as of the date hereof with the Lessee (as the same may be amended, supplemented or modified from time, the "Lease"), evidencing a portion of the Senior Debt (as hereinafter defined);

        WHEREAS, the Lessee has entered into Equipment Sublease Agreements dated as of the date hereof with each of Poly-Tech, Rhino-X and AWC (as the same may be amended, supplemented or modified from time to time with the consent of the Lessor, the "Subleases") with respect to the sublease by such Subsidiaries (the "Sublessees") of certain of the Equipment (as defined in the Lease) leased to Lessee under the Lease, which Subleases evidence a portion of the Senior Debt;

        WHEREAS, the Sublessees and the other Subsidiaries are, or from time to time will be, indebted to the Subsidiaries and the Lessee, and the Lessee is, or from time to time will be, indebted to the Sublessees or the other Subsidiaries, such indebtedness comprising a portion of the Subordinated Indebtedness (as hereinafter defined);

        WHEREAS, the Subsidiaries and/or the Lessee, in their capacities as creditors of the Lessee and/or the Subsidiaries, are referred to herein as the "Subordinating Creditors"; and

        WHEREAS, the Senior Creditors (as hereinafter defined) and the Subordinating Creditors have entered into this Agreement to set forth the relative rights of payment and enforcement of the obligations of the Lessee and the Subsidiaries to the Subordinating

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Creditors with respect to the Subordinated Indebtedness and the obilgations of the Lessee and the Sublessees to the Senior Creditors with respect to the Senior Debt.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        Section 1. CERTAIN DEFINITIONS. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for the purpose of this Agreement:

          Section 1.1. BANKRUPTCY CODE. The term "Bankruptcy Code" shall mean 11 U.S.C. [Section] 101 ET SEQ., as from time to time hereinafter amended, and any successor or similar statute.

          Section 1.2. COLLATERAL. The term "Collateral" shall mean all assets, property and interests in property of the Lessee or any Subsidiary, whether now owned or hereafter acquired (whether by purchase or lease) in which a security interest or lien is granted pursuant to the Lease or any Sublease, as each of such agreements may hereafter be amended, modified or supplemented.

          Section 1.3. COLLECTION ACTION. The term "Collection Action" shall mean (a) to ask, demand, sue for, take or receive from or on behalf of the Lessee or any Subsidiary, by set-off or in any other manner, the whole or any part of any monies which may now or hereafter be owing by the Lessee or any Subsidiary to any Subordinating Creditor on any of the Subordinated Indebtedness, provided, that a request for and receipt of a payment of Subordinated Indebtedness when payment thereof is permitted under Section 3 hereof shall not be considered a Collection Action hereunder, (b) to initiate or participate with others in any suit, action or proceeding against the Lessee or any Subsidiary to enforce payment of or to collect the whole or any part of the Subordinated Indebtedness, (c) to ask, demand, take or receive any security for any of the Subordinated Indebtedness, or (d) to accelerate any of the Subordinated Indebtedness.

          Section 1.4. EVENT OF BANKRUPTCY. The term "Event of Bankruptcy" shall mean any of the following: (a) the filing by the Lessee or any Subsidiary of a voluntary petition in bankruptcy under any provision of any bankruptcy law (including, without limitation, the Bankruptcy Code) or a petition to take advantage of any receivership or insolvency laws, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of the Lessee or any Subsidiary, the Lessee's or any Subsidiary's debts or the Lessee's or any Subsidiary's assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for the Lessee or any Subsidiary or a material part of the Lessee's or any Subsidiary's property; (b) the admission in writing by the Lessee or any





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Subsidiary of its inability to pay its debts generally as they become due; (c)
the appointment of a receiver, liquidator, trustee, custodian or other similar official for the Lessee or any Subsidiary or all or a material part of the Lessee's or any Subsidiary's assets; (d) the filing of any petition against the Lessee or any Subsidiary under any bankruptcy law (including, without limitation, the Bankruptcy Code) or other receivership or insolvency law, which petition is not dismissed within sixty (60) days or, if such petition is being contested by the Lessee or any of the Subsidiaries, ninety (90) days, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of the Lessee or any Subsidiary, the Lessee's or any Subsidiary's debts or the Lessee's or any Subsidiary's assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for the Lessee or any Subsidiary or a material part of the Lessee's or any Subsidiary's property; (e) the general assignment by the Lessee or any Subsidiary for the benefit of creditors or any other marshalling of the assets and liabilities of the Lessee or any Subsidiary; or (f) any corporate action taken by the Lessee or any Subsidiary to authorize any of the foregoing.

        Section 1.5. EVENT OF DEFAULT. The term "Event of Default" shall mean the occurrence and continuance of any "Default" or "Potential Default" as such terms are defined in the Lease.

        Section 1.6.  RESERVED.

        Section 1.7. SENIOR CREDITORS. The term "Senior Creditors" shall mean the Lessor, each Participant (as defined in the Lease) entitled to any payments of Senior Debt and, with respect to the Senior Debt referred to in clause (ii) of the definition of Senior Debt, the Lessee; provided, that all of the interests of the Lessee with respect thereto and each Sublease and all related documents, instruments, agreements and Collateral have been assigned to the Lessor under each Consent to Sublease executed in connection with such Sublease.

        Section 1.8. SENIOR CREDITORS' DOCUMENTS. The term "Senior Creditors' Documents" shall mean and include, respectively, the Lease, each Sublease, each Consent to Sublease and all other documents, instruments and agreements now or hereafter evidencing, guaranteeing or securing the whole or any part of the Senior Debt, including any documents evidencing, guaranteeing or securing any refunding, refinancing or replacement of the Senior Debt now outstanding.

        Section 1.9. SENIOR CREDITORS' SECURITY INTERESTS. The term "Senior Creditors' Security Interests" shall mean the liens or security interests with respect to any of the Collateral granted by the Lessee or any Subsidiary to the Lessor or to the Lessee.



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        Section 1.10.  SENIOR DEBT.  The term "Senior Debt" shall mean (i) all obligations of payment and performance under the Lease (including all payments of rent, Stipulated Loss Value and Termination Value, all indemnification payments, and all other payments due pursuant to, or with respect to, the Lease (including all post-petition interest or court-approved adequate protection payments accruing or allowed to be paid during the pendency of any bankruptcy, insolvency, receivership or similar proceedings under Chapter 7 or 11 of the Bankruptcy Code and any other interest that would have accrued but for the commencement of such proceedings ("Post-Petition Interest"))) now or hereafter owed by the Lessee or any other Person to the Lessor or any Participant under or secured by any of the Senior Creditors' Documents, as such agreements may be amended or modified from time to time, and any replacements, substitutions, renewals or refinancings thereof, (ii) all obligations of payment and performance under the Subleases (including all payments of rent, Stipulated Loss Value and Termination Value (each as defined therein), all indemnification payments and all other payments due pursuant to, or with respect to, the Subleases (including all Post-Petition Interest with respect thereto)) now or hereafter owed by any Sublessee or any other Person to Lessee under or secured by any of the Senior Creditors' Documents, as such agreements may be amended or modified from time to time, and (iii) any replacements, substitutions, renewals or refinancings of any thereof.

        Section 1.11. SUBORDINATED INDEBTEDNESS. The term "Subordinated Indebtedness" shall mean the Lessee's or any Subsidiary's obligation to pay or repay to any Subordinating Creditor (i) any loans or intercompany advances made at any time to the Lessee or a Subsidiary by any Subordinating Creditor (except pursuant to any Sublease or related documents or instruments), including all Post-Petition Interest with respect thereto, as any agreements or instruments evidencing the same may be amended or modified from time to time, and (ii) any replacements, substitutions, renewals or refinancings thereof.

        Section 1.12. SUBORDINATING CREDITORS. The term "Subordinating Creditors" shall have the meaning set forth in the fourth recital to this Agreement.

        Section 1.13. SUBORDINATING CREDITORS' DOCUMENTS. The term "Subordinating Creditors' Documents" shall mean and include all documents, instruments and agreements evidencing the whole or any part of the Subordinated Indebtedness.

        Section 1.14. SUBORDINATION NOTICE. The term "Subordination Notice" shall mean the giving by the Lessor to the applicable Subordinating Creditor of written notice that an Event of Default has occurred and is continuing under the applicable Senior Creditor Document or would result after giving effect to the next payment with respect to any of the Subordinated Indebtedness.





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        All other capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Lease.

        Section 2.    SUBORDINATION; STANDBY; NO INTERCOMPANY TRANSFERS.

     (a) Each Subordinating Creditor agrees that payment of the Subordinated Indebtedness is expressly subordinated to the prior payment in full in cash of all Senior Debt, upon the terms and subject to the conditions contained in this Agreement.

     (b) The Lessee and each Subsidiary shall not, directly or indirectly, make or agree to make, and no Subordinating Creditor shall accept or receive, any payment or distribution (in cash, property or securities, by set-off or otherwise), direct or indirect, of or on account of any Subordinated Indebtedness, if, at the time of such payment or distribution, or immediately after giving effect thereto, an Event of Default shall have occurred and be continuing.

     (c) Following an acceleration of the maturity of any of the Senior Debt (whether as a result of any payment default, any covenant default or otherwise) and as long as such acceleration shall continue unrescinded and unannulled, all of the Senior Debt shall first be paid in full in cash, or provision for such payment shall be made in a manner satisfactory to the Lessor, before any payment is made on account of or applied on the Subordinated Indebtedness.

     (d) Each payment on the Subordinated Indebtedness by the Lessee or any Subsidiary shall be deemed to constitute a representation of the Lessee or such Subsidiary to the applicable Subordinating Creditor and the Senior Creditors that such payment is permitted to be paid by the Lessee or such Subsidiary under this Agreement. The applicable Subordinating Creditor shall be entitled to retain such payment unless the Lessor shall have notified (in writing) such Subordinating Creditor that the terms of this Agreement, including, without limitation, those set forth in SECTION 2(b), prohibited the Lessee or such Subsidiary from making such payment on the date such payment was made, in which case such Subordinating Creditor shall deliver such payment or an amount of immediately available funds equal to the amount thereof to the applicable Senior Creditor for application to the payment of any Senior Debt then due within five (5) Business Days of receipt of such notice. Any notice given under this SECTION 2(d) shall constitute a Subordination Notice for all purposes of this SECTION 2.

     (e) The subordination provisions contained herein shall apply with respect to all of the Senior Debt, regardless of how or in what manner the Senior Debt is incurred, or whether the Senior Debt has already been incurred or may be incurred in the future by





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future advances or other financial accommodations made or extended by the
Senior Creditor, or whether such future advances or other financial accommodations are made at the discretion of any Senior Creditor under the Senior Creditors' Documents or pursuant to any commitment or otherwise.

     (f) If any Subordinating Creditor shall attempt to take any Collection Action, the Lessee or applicable Subsidiary or the Lessor may interpose as a defense or plea the making of this Agreement and the Lessor may intervene and interpose such defense in its name or in the name of the Lessee or applicable Subsidiary, and the Lessee or applicable Subsidiary or the Lessor may by virtue of this Agreement restrain the enforcement thereof in the name of the Lessee or applicable Subsidiary or the Lessor. No Subordinating Creditor shall accept or receive any lien or security interest on any of the Collateral of the Lessee or applicable Subsidiary to secure payment of any of the Subordinated Indebtedness. In the event that the Subordinating Creditors are granted a security interest in any of the Subordinated Indebtedness, all such security interests (including any purchase money security interest) in any property of Lessee or any Subsidiary ("Subordinated Security Interests") are hereby expressly subordinated to Lessor's security interests therein.

     (g) Neither the Lessee nor any Subsidiary shall make or agree to make or commit to be made any loans, advances, investments, contributions to capital or
other transfers of assets or property   to or in respect of or for the benefit
of any Subsidiary except (i) as permitted under Section 3 of this Agreement, or
(ii) as permitted or required under the Lease, any Sublease or any related document or instrument.

        Section 3. PERMITTED PAYMENTS. Subject to the terms of SECTION 2 and only with respect to the Subordinated Indebtedness owed by it, the Lessee or any Subsidiary may pay to the applicable Subordinating Creditor, and such Subordinating Creditor may accept or receive from the Lessee or such Subsidiary, the payments of the Subordinated Indebtedness provided for under the Subordinating Creditors' Documents (when and as due without giving effect to any acceleration thereof or any amendment or modification thereof which would have the effect of increasing the amount or frequency of any such payments) only as follows:

     (a) Lessee or any Subsidiary may make only principal or interest payments on Subordinated Indebtedness owed by it to the applicable Subordinating Creditor on an unaccelerated basis, provided that: (i) there does not then exist, nor after the making of any such payment would there exist, any Default; and (ii) such payments are permitted by the Lease and any other instrument or agreement pursuant to which there is issued or secured or evidenced any Debt of the Lessee or the applicable Subsidiary.




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     (b)  Upon the giving of a Subordination Notice by the Lessor to any
Subordinating Creditor, the subordination and standby provisions of SECTIONS 2 and 5 shall govern and control until the earlier of (i) the date on which the Lessor provides such Subordinating Creditor with written notice that there are no currently existing Events of Default under the Senior Creditors' Documents or (ii) the payment in full in cash of the Senior Debt. The Lessor shall provide a written notice to the Lessee within thirty (30) calendar days after all Events of Default under the Senior Creditors' Documents are cured or waived to the Lessor's satisfaction or the Senior Debt has been paid in full in cash.

        Section 4. SUBORDINATED INDEBTEDNESS OWED ONLY TO SUBORDINATING CREDITORS; FUTURE SUBORDINATED INDEBTEDNESS. Each Subordinating Creditor warrants and represents to the Senior Creditors that such Subordinating Creditor has not previously assigned any interest in any of the Subordinated Indebtedness to any party, that no party owns an interest in any of the Subordinated Indebtedness other than such Subordinating Creditor (whether as joint holder of any Subordinated Indebtedness, participants or otherwise), and that the entire Subordinated Indebtedness is owing to the Subordinating Creditors. The Subordinating Creditors shall not sell, assign or otherwise transfer to any Person any interest in the Subordinated Indebtedness unless the transferee agrees to be bound by all the provisions of this Agreement by an instrument in writing acceptable to the Lessor. The parties hereto agree that the Subordinating Creditors, the Lessee and the Subsidiaries shall not create or permit to exist in favor of any Subordinating Creditor any indebtedness that could be considered Subordinated Indebtedness hereunder without the consent of Lessor and without first executing an amendment to this Agreement adding the obligee of such indebtedness to this Agreement as a Subordinating Creditor if required by the Lessor.

        Section 5. STANDBY PROVISIONS. Until such time as all Senior Debt has been paid in full in cash, no Subordinating Creditor shall take any Collection Action with respect to any of Subordinated Indebtedness. In addition, the Lessee shall not take any Collection Action with respect to any Senior Debt owed to it or any Senior Creditors' Document to which it is a party or applicable to it without the written consent of the Lessor; and all rights and remedies under this Agreement or thereunder or with respect thereto, and all rights in and to any property or assets leased thereunder or payable or deliverable with respect hereto or thereto or pursuant to which any lien or security interest is granted hereunder or thereunder, are hereby assigned by the Lessee to Lessor.

        Section 6. INSOLVENCY PROCEEDINGS. Upon the occurrence of an Event of Bankruptcy, then and in any such event:





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     (a)  Each Senior Creditor shall be entitled to receive payment in full in cash (or to have such payment duly provided for in a manner satisfactory to the Lessor) of all amounts due or to become due on or in respect of all Senior Debt, before any payment or distribution, whether in cash, property or securities, is made on account of or applied to the Subordinated Indebtedness;

     (b) The Subordinated Indebtedness shall forthwith become due and payable, and any payment or distribution of assets of the Lessee or any Subsidiary of any kind or character, whether in cash, property or securities, to which any Subordinating Creditor would be entitled except for the provisions of this Agreement, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such payment or distribution, directly to the Lessor, or its representative or representatives, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full in cash after giving effect to any concurrent payment or distribution, or provision therefor, to the Lessor and to facilitate the foregoing, such Subordinating Creditor will direct each such Person to make all such payments and distributions directly to the Lessor;

     (c) Each Subordinating Creditor hereby irrevocably authorizes and empowers the Lessor to demand, sue for, collect and receive such Subordinating
Creditor's ratable share of all such payments   and distributions and to
receive and receipt therefor and give acquittance therefor; to file and prove such claims in any statutory or non-statutory proceeding; and in the event that such Subordinating Creditor has not responded prior to five (5) days before any deadline for the taking of any such action, to vote the full amount of Subordinated Indebtedness which is owing in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote at creditors' meetings for the election of trustees, acceptance of plans and otherwise) in the name of such Subordinating Creditor or otherwise, as the Lessor may deem necessary or advisable for the enforcement of the subordination provisions hereof. Each Subordinating Creditor hereby agrees, under the circumstances set forth in this SECTION 6, duly and promptly to take such action as may be requested at any time and from time to time by the Lessor to collect hereunder and to file appropriate proofs of claim in respect thereof and to execute and deliver such powers of attorney, assignments or other instruments as may be requested by the Lessor in order to enable the Lessor to enforce any and all claims upon or in respect of the Subordinated Indebtedness and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Indebtedness; and





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     (d)  Each Subordinating Creditor and the Lessee shall execute and deliver to the Lessor and, if required by the Lessor, the Lessee, or its representative all such further instruments and other documentation confirming the above authorization, and all such proofs of claim, assignments of claim and other instruments and other documentation, and shall take all such other action, as may be requested by the Lessor to enforce such claims and carry out the purposes of this SECTION 6.

        The Lessee and each Subsidiary shall give prompt notice to the Senior Creditors and the Subordinating Creditors of any Event of Bankruptcy.

        Upon any payment or distribution of assets of the Lessee or any Subsidiary referred to in this SECTION 6, the applicable Subordinating Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any proceeding (which proceeding relates to the Event of Bankruptcy) is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the then outstanding principal amount of the Senior Debt and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6.

        SECTION 7. PAYMENTS OR DISTRIBUTIONS RECEIVED BY A SUBORDINATING CREDITOR. Except as to payments or distributions which a Subordinating Creditor is permitted to accept or receive pursuant to this Agreement, should any payment or distribution be received by any Subordinating Creditor upon or with respect to any of the Subordinated Indebtedness prior to the payment in full in cash of all Senior Debt, such Subordinating Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Senior Creditors and shall forthwith deliver the same to the Lessor, in precisely the same form received (except for the endorsement or assignment of such Subordinating Creditor where necessary) for application on the Senior Debt, due or not due, and until so delivered, the same shall be held in trust by such Subordinating Creditor as the property of the Senior Creditors.

        Section 8. SUBROGATION. After all Senior Debt has been paid in full in cash and until the Subordinated Indebtedness has been paid in full, the Subordinating Creditors shall be subrogated to the rights of the Senior Creditors to receive distributions with respect to the Senior Debt, to the extent that distributions otherwise payable to the Subordinating Creditors have been applied to the payment of Senior Debt in accordance with the provisions of this Agreement. As between the Lessee or any Subsidiary, its creditors other than the Senior Creditors and the Subordinating Creditors, a distribution applied to the payment of the Senior Debt in accordance with the provisions of this Agreement which otherwise would have been made to a Subordinating Creditor shall not be





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deemed a payment by the Lessee or any Subsidiary on the Subordinated
Indebtedness, it being understood that nothing contained in this Agreement is intended to or shall impair, as between the Lessee or the applicable Subsidiary, its creditors other than the Senior Creditors and the Subordinating Creditors, the obligation of the Lessee or the applicable Subsidiary, which is absolute and unconditional, to pay to the applicable Subordinating Creditor the principal of and premium, if any, and the interest, if any, on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinating Creditors and creditors of the Lessee or any Subsidiary other than the Senior Creditors.

        Section 9. TERM. This Agreement shall constitute a continuing agreement among the parties, including, without limitation, their successors and assigns, regardless of whether such successors and assigns are signatories hereto, and any Senior Creditor or its respective successors and assigns may continue, without notice to the Subordinating Creditors, to enter into lease facilities, extend credit and make other accommodations to or for the account of the Lessee or any Sublessee in reliance upon the provisions of this Agreement. This Agreement shall be irrevocable by the Subordinating Creditors until all Senior Debt shall have been paid and fully satisfied and all financing arrangements between the Lessor and the Lessee or the Lessee and any Sublessee pursuant to the Senior Creditors' Documents have been terminated in writing.

        Section 10. ADDITIONAL AGREEMENTS BETWEEN THE LESSOR AND LESSEE OR SUBLESSEES. The Lessor, at any time and from time to time, and the Lessee, with the written consent of the Lessor, may enter into such agreement or agreements with the Lessee or any Sublessee as the Lessor may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting the security underlying any or all of the Senior Debt.

        Section 11. WAIVERS OF SUBORDINATING CREDITORS. All Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and each Subordinating Creditor expressly waives all notice of the acceptance by any Senior Creditor of the subordination and other provisions of this Agreement, notice of the incurring of Senior Debt from time to time under the Senior Creditors' Documents and all other notices not specifically required pursuant to the terms of this Agreement or by law, and each Subordinating Creditor expressly waives reliance by any Senior Creditor upon the subordination and other agreements as herein provided.

        Section 12. WAIVERS OF THE LESSOR. No waiver shall be deemed to be made by the Lessor of any of its rights hereunder, unless the same shall be in writing signed on behalf of the Lessor, and each waiver, if any, shall be a waiver only with respect to the





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specific instance involved and shall in no way impair the rights of the
Lessor in any other respect at any other time.

        Section 13. NOTICE OF DEFAULT. Each party hereto agrees to give to the others copies of any written notices of default, termination, demand for payment, acceleration, foreclosure, exercise of remedies and any other written notice of a like nature, including, without limitation, any such notice which may be given under or pursuant to the terms of any of the applicable Senior Creditors' Documents, or the Subordinating Creditors' Documents, which such party may give to the Lessee or any Sublessee hereafter, in each case concurrently with, or as soon as practicable after, the giving of such notice to the Lessee or such Sublessee; PROVIDED, HOWEVER, that no failure of any party to give a copy of any such notice as provided herein shall in any event affect the validity or effectiveness of the notice or render the party liable to any other party in any respect or relieve each Subordinating Creditor of its obligations and agreements contained herein.

        Section 14. NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by reputable overnight courier service and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Stamford, Connecticut time) (but only if such telecopied document is also delivered by another method permitted by this Agreement by the next Business Day) or, if not, on the next succeeding Business Day; or (c) if delivered by reputable overnight courier, the day such delivery is made by such courier.

          Notices shall be addressed as follows:

          If to the Lessor:

                    GENERAL ELECTRIC CAPITAL CORPORATION
                    44 Old Ridgebury Road
                    Danbury, Connecticut 06810-5105
                    Attn:  Manager of Operations
                    Telecopy No:  (203) 796-1315

          If to the Lessee, the Sublessees or the Subsidiaries:

                    CARLISLE PLASTICS, INC.
                    One Union Street
                    Boston, Massachusetts 02108
                    Attn: Chief Financial Officer
                    Telecopy No: (617) 523-5428





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or at such other address or to any such successor or assign as any party may designate by notice to the other party in accordance with the provisions hereof.

        Section 15. GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS, AND DECISIONS OF THE STATE OF NEW YORK.

        Section 16. PARTIES. This Agreement shall be binding upon, and inure to the benefit of, the Subordinating Creditors and the Senior Creditors and their respective successors and assigns. The terms "Lessee", "Sublessee" and "Subsidiary" as used herein shall also refer to the successors and assigns of the Lessee or such Sublessee or Subsidiary, including, without limitation, a receiver, trustee, custodian or debtor-in-possession

        Section 17. CONSENT TO JURISDICTION. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK, AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO IT AT ITS ADDRESS HEREINBELOW SET FORTH, OR AS IT MAY PROVIDE IN WRITING FROM TIME TO TIME, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF NEW YORK.

        Section 18. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES HERETO ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE SENIOR CREDITORS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        Section 19. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

        Section 20. NO AMENDMENTS. There shall be no amendment, modification or supplementation to any Subordinating Creditors' Document or the waiver or termination by the Lessee or any Subsidiary of any of its material rights thereunder, unless such action is consented to by the Lessor or required by any court or governmental agency.

        Section 21. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

        Section 22. SEVERABILITY. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives as of the day and year first above written.

                              Senior Creditor:

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent for itself and certain
                              Participants

                              By:  /s/ Christopher Ziluca
                                   -------------------------------

                              Title: Senior Credit Analyst
                                    ------------------------------

                              Subordinating Creditors:


                              Lessee:

                              CARLISLE PLASTICS, INC.

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              Sublessees:

                              POLY-TECH, INC.

                              By:   /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              RHINO-X INDUSTRIES, INC.

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              AMERICAN WESTERN CORPORATION

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              Subsidiaries:


                              A&E PRODUCTS (FAR EAST) LTD.

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              PLASTICOS BAJACAL S.A. DE C.V.

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              A&E KOREA LTD.

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------

                              AWC TRANSPORTATION CORPORATION

                              By:  /s/ Rajiv P. Bhatt
                                   -------------------------------

                              Title: Chief Financial Officer
                                    ------------------------------